UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [   ]
Pre-Effective Amendment No.                                     [   ]
                            -----
Post-Effective Amendment No.  1                                 [ X ]
                            -----

                             and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [   ]
       Amendment No.   4                                        [ X ]
                     -----

                    (Check appropriate box or boxes)

                               BARON SELECT FUNDS
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               (Exact Name of Registrant as Specified in Charter)

                      767 Fifth Avenue, New York, NY 10153
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               (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code       212-583-2000
                                                   -----------------------------

Linda S. Martinson, c/o Baron Select Funds, 767 Fifth Avenue, NY, NY  10153
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                    (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering
                                             -----------------------------------
---------------

It is proposed that this filing will become effective (check appropriate box)
[ X ]   immediately upon filing pursuant to paragraph (b)
[   ]   on (date) pursuant to paragraph (b)
[   ]   60 days after filing pursuant to paragraph (a)(1)
[   ]   on (date) pursuant to paragraph (a)(1)
[   ]   75 days after filing pursuant to paragraph (a)(2)
[   ]   on (date) pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:

[   ]   this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission acting pursuant to said section 8(a), may determine.

                                                            April 30, 2003



                        P  R  O  S  P  E  C  T  U  S






                               [REGISTERED LOGO]
                                   B A R O N
                                  S E L E C T
                                   F U N D S




                                        > BARON PARTNERS FUND

BARON PARTNERS FUND

767 Fifth Avenue
New York, New York 10153
1-800-99-BARON
212-583-2100



















This prospectus contains essential information for anyone investing in this fund. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the Commission has approved or disapproved them or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


April 30, 2003

TABLE OF CONTENTS

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INFORMATION ABOUT THE          Investment Goals, Strategies and Risks . . . . . . . . . . . . . . .1

FUND                           Past Performance . . . . . . . . . . . . . . . . . . . . . . . . . .3

                               Fund Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

                               Management of the Funds . . . . . . . . . . . . . . . . . . . . . . 6

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INFORMATION                    How Your Shares are Priced . . . . . . . . . . . . . . . . . . . . .6

ABOUT YOUR                     How to Purchase Shares . . . . . . . . . . . . . . . . . . . . . . .7

INVESTMENT                     How to Redeem Shares . . . . . . . . . . . . . . . . . . . . . . . .9

                               Distributions and Taxes . . . . . . . . . . . . . . . . . . . . . . 11

                               General Information . . . . . . . . . . . . . . . . . . . . . . . . 12

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More Information               Back Cover


INFORMATION ABOUT THE FUND

INVESTMENT GOALS AND STRATEGIES

OVERVIEW

o    Baron Partners Fund invests for the long-term in businesses.

o BAMCO, Inc., the adviser to Baron Partners Fund ("Adviser"), develops independent and original research which is the basis for its investment decisions. The Adviser focuses on long-term business fundamentals rather than a company's recent, past or short-term operating results.

o The Adviser thoroughly researches the companies in which it invests. This research includes visits with company managements as well as conversations and, often, visits with their major competitors and customers.

o Baron Partners Fund establishes long positions in companies the Adviser believes have significant growth opportunities derived from long lasting "mega-trends", long lasting societal, demographic and economic trends. In addition these companies have what the Adviser believes are sustainable competitive advantages and the potential to earn high returns on capital invested in their businesses.

o Baron Partners Fund "invests in people not just buildings." The companies in which Baron Partners Fund invests on the long side are, in the opinion of the Adviser, well managed.

o Baron Partners Fund establishes short positions in companies where, in the Adviser's opinion, those companies' business prospects are unfavorable.

GOAL

Capital appreciation.

INVESTMENT STRATEGY

Baron Partners Fund is a non-diversified fund that invests in long and short positions primarily in U. S. securities. The Fund establishes long positions in securities the Adviser believes have favorable price to value characteristics based on the Adviser's assessment of their prospects for future growth and profitability and the potential to increase in value at least 100% over four subsequent years. The Fund will make money if the stock prices of securities it owns increase. It will lose money if the securities fall in price.

The Fund also will sell short securities. It will establish short positions in securities the Adviser believes have limited growth prospects, are poorly managed, have a highly leveraged balance sheet, or are over-priced. When the Fund takes a short position, the Adviser believes the company's stock price will fall. If it falls sufficiently, the Fund will make money. If it instead increases in price, the Fund will lose money. The Fund will not utilize more than 35% of its total assets in maintaining short positions.


                                                                 PROSPECTUS o 1

The Adviser believes that this long and short strategy will reduce the risks inherent in the equity markets. The Adviser invests without regard for market trends. It instead focuses on long lasting "mega-trend" opportunities presented by individual long or short investments. To take advantage of opportunities to invest, the Fund may borrow money from banks (leverage) in an amount up to one-third of its total assets after giving effect to such borrowing.


WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

GENERAL STOCK MARKET RISK Investing in the stock market is risky because equity securities fluctuate in value, often based on factors unrelated to the intrinsic value of the issuer. These issues may be due to political, economic or general market circumstances. Other factors may affect a single company or industry, but not the broader market. Because securities' values fluctuate, when you sell your investment in the Fund you may receive more or less money than you originally invested.

SPECIFIC SECURITIES RISKS Earnings, cash flows and valuations projected by the Adviser for a long position may not be achieved, which would negatively impact the stock market price of that company. For a short position, the company or the securities markets may have favorable developments or news that positively affect the stock market price of that company.

NON-DIVERSIFIED The Fund is non-diversified, which means it may have large positions in fewer companies or industries than a diversified fund. A concentrated portfolio is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund.

SHORT SALES If the price of the stock sold short increases after the sale, the Fund will lose money because it will have to pay a higher price to repurchase the borrowed stock when it closes its short position. The loss of value on a short sale is theoretically unlimited. The Fund may not be able to close out a short position at an acceptable time or price. The Fund has to borrow the securities to enter into the short sale. If the lender demands the securities be returned, the Fund must deliver them promptly, either by borrowing from another lender or buying the securities. If this occurs at the same time other short sellers are trying to borrow or buy in the securities, a "short squeeze" could occur, causing the stock price to rise and making it more likely that the Fund will have to cover its short position at an unfavorable price.

LEVERAGE The Fund may borrow from banks and pledge its assets in connection with the borrowing. If the interest expense on the borrowings is greater than the income and increase in value of the securities purchased with the proceeds of borrowing, the use of leverage will decrease the return to stockholders in the Fund. Use of leverage also tends to magnify the volatility of the Fund's returns.

UNREALIZED APPRECIATION The Fund is a successor to Baron Capital Partners, L.P., a limited partnership (the "Partnership") which began in February 1992. The Fund has unrealized appreciation of approximately $ 45.8 million as of March 31, 2003, representing approximately 42.8% of its total net asset value as of such date. Investors should recognize

2 o PROSPECTUS
that if the Fund sells such securities at a gain, the gain would be taxable to shareholders upon distribution, including both new shareholders as well as former partners of the Partnership. The effect of this would be to tax new shareholders on a distribution that would, to the extent the gain represented appreciation in the securities at the time such new shareholders acquired their shares, economically represent a return of the purchase price of their shares rather than on an increase in the value of their investment. The same potential for adverse tax consequences is present whenever an investor purchases shares in a regulated investment company owning appreciated assets.

PRIOR PERFORMANCE OF PREDECESSOR PARTNERSHIP

Although the Fund is a newly registered mutual fund, it has been managed in the same style and by the same portfolio manager for the past 11 years as the Partnership and recently has been converted to a Delaware statutory trust structure. The Partnership's investment objectives, policies, guidelines and restrictions were, in all material respects, equivalent to the Fund's. The following information shows the Fund's annual returns and long term performance, restated to reflect the imposition of the same advisory fees and other operating expenses (excluding portfolio transaction costs, interest, and extraordinary expenses) that would have been applied historically if the Fund had had its current fee structure since inception. These fees and expenses have been assumed to be 1.45% of average net assets, which is the maximum expense level of the Fund in the future due to an expense reimbursement agreement provided by the Adviser and which is higher than the average fees and expenses of the Fund when it was the Partnership, which were approximately 1.1% of average net assets. During these periods, the Fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940 or the Internal Revenue Code of 1986, which if applicable, might have adversely affected the performance of the Fund. The information provides some indications of the risks of investing in the Fund. The bar chart shows you how the performance for the Fund has varied from year to year. The table compares the performance of the Fund over time to a relevant index. How the Fund has performed in the past is not necessarily an indication of how it will perform in the future.

Annual returns for periods ended 12/31 of each year

                                  [BAR GRAPH]

                              1993        35.5%
                              1994         4.4%
                              1995        45.6%
                              1996        19.7%
                              1997        61.8%
                              1998        11.3%
                              1999        21.1%
                              2000         4.4%
                              2001       -16.0%
                              2002       -18.4%

Best quarter:           12/31/98      55.9%
Worst quarter:          09/30/98     -31.2%

                                                                 PROSPECTUS o 3

AVERAGE ANNUAL TOTAL RETURNS (for periods ended 12/31/02)

The following table shows the predecessor Partnership's average annual return, restated to reflect the imposition of the same advisory fees and other operating expenses (excluding portfolio transaction costs, interest, and extraordinary expenses) that would have been applied historically before and after taxes, and the change in value of a broad-based market index over various periods ended December 31, 2002. These fees and expenses have been assumed to be 1.45% of average net assets, which is the maximum expense level of the Fund in the future due to an expense reimbursement agreement provided by the Adviser and which is higher than the average fees and expenses of the Fund when it was the Partnership, which were approximately 1.1 % of average net assets. The index information is intended to permit you to compare the Fund's performance to a broad measure of market performance. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's "RETURN AFTER TAXES ON DISTRIBUTIONS" shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the period.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. In some instances, the "Return after taxes on distributions and sale of Fund shares" is greater than the "Return before taxes" because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.


                                                                         1YR          5YRS       10 YRS    SINCE
                                                                                                           INCEPTION*
                                                                     -----------------------------------------------------

Return before taxes                                                      -18.37%      -0.71%     14.43%     15.01%

Return after taxes on distributions                                      -18.53%      -0.84%     14.33%     14.82%

Return after taxes on distributions and sale of fund shares              -11.12%      -0.54%     12.61%     13.15%

RUSSELL 2000 (reflects no deductions for fees, expenses or taxes)        -20.48%      -1.36%      7.15%      7.42%

S&P 500 (reflects no deductions for fees, expenses or taxes)             -22.15%      -0.61%      9.31%      9.41%
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The S & P 500 is a widely recognized unmanaged index that measures the performance of the stock market in general. The Russell 2000 is a widely recognized unmanaged index of smaller companies.

*    Inception date of the Partnership was February 1, 1992.


4 o PROSPECTUS

FUND EXPENSES The table below describes the fees and expenses that you would pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from the Fund's assets)

         Management Fee........................................1.00%
         Distribution (12b-1) Fee..............................0.25%
         Other Expenses*
                 Operating.........................0.20%
                 Interest & Dividend Expense.......1.16%
         Total Annual Fund Operating Expenses..................2.61%

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* The Adviser has agreed that for so long as it is Adviser to the Fund, it will reimburse certain expenses of the Fund so that its total operating expenses (exclusive of portfolio transaction costs, interest, and extraordinary expenses) are limited to 1.45% of average daily net assets. Certain expenses of the Fund, such as interest and dividend expenses, are not subject to the operating expense limitation.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. These costs are exclusive of transactional expenses such as brokerage expense. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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                                             1 Year          3 Years
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Baron Partners Fund*                          264              811
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* Because the Fund is a new fund "Other Expenses" are based on estimated amounts for the current fiscal year and takes into account the operating expense limitation agreed to by the Adviser.

There are additional charges if you have retirement accounts and wire transfers. You also may purchase and redeem your shares through broker-dealers or others who may charge a commission or other transaction fee for their services (See "How to Purchase Shares" and "How to Redeem Shares.")

The 12b-1 fee is paid to Baron Capital, Inc. for shareholder and distribution services. Because the fee is paid out of the Fund's assets on an on-going basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                                                 PROSPECTUS o 5

MANAGEMENT OF THE FUND

The Board of Trustees oversees the management of the Fund. A list of the Board members and the Fund's officers may be found in the Statement of Additional Information. The Fund's adviser is BAMCO, Inc., 767 Fifth Avenue, New York, NY 10153. BAMCO serves as investment adviser to other registered mutual funds, including Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund and Baron iOpportunity Fund. The Adviser is a subsidiary of Baron Capital Group, Inc. ("BCG"). Baron Capital, Inc. ("Baron Capital"), a registered broker-dealer and the distributor of the shares of the Fund, is also a subsidiary of BCG.

Ronald Baron is the founder, chief executive officer and chairman of the Adviser and BCG (and its subsidiaries) and, with his family, is the principal owner of BCG. Morty Schaja is the president and chief operating officer of the Adviser and BCG (and its subsidiaries) and has been with the Adviser and BCG since 1991.

Mr. Baron has been the portfolio manager of Baron Partners Fund since its inception as a limited partnership on February 1, 1992. He has managed Baron Asset Fund and Baron Growth Fund, two registered mutual funds, since their inception, as well as other mutual funds and private accounts. Mr. Baron's responsibilities to manage other funds and accounts may conflict with his responsibilities to the Fund. The Adviser also keeps the books of account of the Fund and calculates the daily net asset value per share of the Fund. For its services the Adviser receives a fee payable monthly from the assets of the Fund equal to 1% per annum of the Fund's average daily net asset value.

Brokerage transactions for the Funds in exchange-listed securities or for transactions executed through ECNs are executed primarily by or through the Adviser's affiliate, Baron Capital, when consistent with trying to obtain the best execution for the Fund. Baron Capital is a registered broker-dealer and a member of the NASD. Please see the Statement of Additional Information for more information about trade executions.

12b-1 PLAN

The Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares and for services provided to shareholders. Because the fee is paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The 12b-1 plan authorizes the Fund to pay Baron Capital a distribution fee equal on an annual basis to 0.25% of the Fund's average daily net assets. See the Statement of Additional Information for a more detailed listing of the expenses covered by the Distribution Plan.

HOW YOUR SHARES ARE PRICED

The purchase or sale price for your shares is the Fund's net asset value per share ("NAV"), which is generally calculated as of the close of regular trading of the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the Exchange is open. Your purchase or sale will be priced at the next NAV calculated after your order is accepted by

6 o PROSPECTUS
the Fund's transfer agent. If you purchase or sell shares through a brokerage firm, bank or other financial institution, your transaction will receive the NAV next calculated after the financial institution receives your order if it promptly transmits the order to the Fund's transfer agent. The Fund has agreements with certain financial institutions which authorize the financial institutions to accept orders or designate third parties to accept orders on behalf of the Fund. If you place your order through these authorized financial institutions, the order will be considered received when the authorized party accepts the order. Those orders will be priced at the NAV next computed after acceptance of the order by the authorized institution or its agent. The Fund's investments are valued based on the last sale price or where market quotations are not readily available, based on fair value as determined by the Adviser, using procedures established by the Board of Trustees. The Fund may change the time at which orders are priced if the Exchange closes at a different time or an emergency exists. For securities traded on NASDAQ, the Fund will use the NASDAQ Official Closing Price.

HOW TO PURCHASE SHARES

You may purchase shares of the Fund directly without paying a sales charge. Please use the Fund's application form. Special applications are available to open individual retirement accounts ("IRAs"). The minimum initial investment is $2,000 unless you choose to invest through the Baron InvestPlan (see page 8). There is no minimum for subsequent purchases except for purchases made through the Fund's website (See page ). The Fund may reject any proposed purchase. If the Fund identifies short term traders, the Fund will reject their proposed purchases.

At present, the Fund is offered and sold only to persons residing in the United States or Puerto Rico. Please call the Fund's transfer agent at 1-800-442-3814, if you have any questions.

You may invest or add to your account using any of the following methods:

BY MAIL

TO OPEN A NEW ACCOUNT send your signed application form with your check payable to BARON FUNDS to:

                  Baron Funds
                  P.O. Box 219946
                  Kansas City, MO 64121-9946

PLEASE MAKE SURE YOU INDICATE HOW MUCH MONEY YOU WANT INVESTED IN BARON PARTNERS FUND. Checks must be payable in U.S. dollars and must be drawn on a U.S. bank. Third party checks, credit cards and cash will not be accepted. For IRA accounts, please specify the year for which the contribution is made. If no year is specified it will be applied as a current year contribution.

WHEN ADDING TO YOUR ACCOUNT complete the additional investment form provided at the bottom of your account statement or purchase confirmation. If you do not have that form,

                                                                 PROSPECTUS o 7
write a note indicating Baron Partners Fund and the account number. Send it to the address above.

BY WIRE

You can make your initial or additional investments in the Fund by wire. To do so: (1) contact the Fund's transfer agent, DST Systems, Inc., at 1-800-442-3814 to obtain an account number. (2) Complete and sign the application form and mail it to Baron Funds, P.O. Box 219946, Kansas City, MO 64121-9946. (3) Instruct your bank to wire funds to the United Missouri Bank of Kansas City, N.A., ABA No. 1010-0069-5, Account No. 98-7037-101-4. (4) Be sure to specify the following information in the wire: (a) Fund you are buying, (b) your account number, (c) your name, and (d) your wire number.

Please be sure to include your name and account number. The Fund is not responsible for delays in the wiring process.

BY TELEPHONE

Once your account is open you may add to your investment by telephone and exchange among the other funds offered by Baron Funds if you have elected that option on the application. By choosing this option you authorize Baron Funds to draw on your bank account. Please note that your accounts must be identically registered. To add this option to your account, call 1-800-442-3814 for the forms.

BY INTERNET

You may open a new account through the Baron Funds website by going to www.BaronFunds.com and clicking on "Account Status." For important information about Internet purchases see "Special Information about Baron Funds Website" on page 11 of this prospectus. You may add to an existing account through the website by going to www.BaronFunds.com and clicking on "Account Status." You must have ACH instructions on your account in order to make online purchases.

BARON INVESTPLAN

Baron InvestPlan is an automatic investment plan offered by the Fund. The minimum initial investment is $500 with monthly investments of as little as $50 automatically invested from your checking account. To enroll in the Baron InvestPlan, complete the Enrollment Form (available by calling 1-800-99-BARON), attach a voided check and mail them to Baron Funds, P.O. Box 219946, Kansas City, MO 64121-9946.

THROUGH BROKER-DEALERS

You may purchase shares of the Fund through a broker-dealer or other financial institution that may charge a transaction fee. If you purchase the shares directly from the Fund, no transaction fee is charged. The Fund also participates in no transaction fee programs with many national brokerage firms.

8 o PROSPECTUS

HOW TO REDEEM SHARES

You may redeem your shares of the Fund by any of the methods described below. If you are selling shares in an IRA account please read the information in the IRA kit. Redemptions will not be made until all of the requirements for redemption are met. Redemptions are priced at the next NAV calculated after your redemption request is received in proper form. If you have recently purchased shares your redemption proceeds may not be sent to you until the purchase check has cleared your bank, which generally occurs within fifteen calendar days.

BY MAIL

Write a letter that includes the following information: the name of the registered owner(s) of the account, the name of the Fund, the number of shares or dollar amount to be redeemed, and the account number. The letter must be signed in exactly the same way the account is registered, including the signature of each joint owner, if applicable. Mail the request to the transfer agent at Baron Funds, P.O. Box 219946, Kansas City, MO 64121-9946.

A signature guarantee is required for redemptions of more than $50,000 in any quarter. See the "Special Information About Redemptions" section below. Within three days after receipt of a redemption request by the transfer agent in proper form, the Fund will normally mail you the proceeds.

BY TELEPHONE

You are automatically granted the telephone redemption option when you open your account unless you decline the option on your account application or by calling 1-800-442- 3814. Once made, your telephone request cannot be changed. The minimum amount that you may redeem by telephone is $1,000. The maximum amount that you may redeem by telephone in any quarter is $50,000. You may receive the proceeds by any one of the following methods: (a) we will mail a check to the address to which your account is registered, (b) we will transmit the proceeds by electronic funds transfer to a previously designated bank account (usually a two banking day process), or (c) we will wire the proceeds to a pre-authorized bank account for a $10.00 fee which will be deducted from your redemption proceeds (usually a next banking day process).

The Fund has the right to refuse a telephone redemption if they believe it advisable to do so. You will be responsible for any fraudulent telephone order as long as the Fund and its transfer agent use reasonable procedures to confirm that telephone instructions are genuine.

BY BROKER-DEALER

You may redeem shares through broker-dealers or other institutions who may charge you a fee. The Fund may have special redemption procedures with certain broker-dealers.

SPECIAL INFORMATION ABOUT REDEMPTIONS

If the amount to be redeemed in any quarter is greater than $50,000, all of the signatures on a redemption request must be guaranteed. IF YOU HAVE CHANGED YOUR ADDRESS

                                                                 PROSPECTUS o 9

WITHIN 30 DAYS PRIOR TO A REDEMPTION REQUEST, A SIGNATURE GUARANTEE IS REQUIRED FOR ANY AMOUNT OF REDEMPTION. A signature guarantee helps protect you and the Funds from fraud. You can obtain a signature guarantee from most securities firms or banks, but not from a notary public. If you are redeeming $50,000 or less per quarter, and if proceeds are sent to the address of record (which has not been changed within 30 days), no signature guarantee is required. For joint accounts, each signature must be guaranteed. Please call the transfer agent at 1-800-442-3814 if you are unsure of any of the requirements. Please remember that the Fund will not redeem your shares until the original letter of instruction with the signature guarantee in proper form has been received by the transfer agent.

The transfer agent may require other documentation from corporations, trustees, executors, and others who hold shares on behalf of someone else. If you have any questions concerning the requirements, please call the transfer agent at 1-800-442-3814. Redemptions will not be made until all of the conditions, including receipt of all required documentation by the transfer agent, have been satisfied.

A redemption or exchange of Fund shares may generate a tax liability.

If you redeem more than $250,000 or 1% of the net asset value of a Fund during any 90-day period, that Fund has the right to pay the redemption price, either totally or partially, by a distribution of portfolio securities instead of cash.

If your account falls below $2,000 because of withdrawals, the Fund may ask you to increase your balance. If it is still below $2,000 after 60 days, the Fund may close your account and send you the proceeds.

The Fund may suspend the normal redemption process if trading on the New York Stock Exchange is suspended or if an emergency exists that reasonably precludes the valuation of the Fund' net assets or if the SEC permits such suspension.

HOW TO EXCHANGE SHARES

You may exchange all or a portion of your investment in Baron Partners Fund to another fund offered by Baron. Before investing in another Baron Fund please ask for a prospectus and read it carefully before investing or sending money. You may exchange shares by mail, telephone or through the Baron Funds website. You must not have opted out of the telephone option to do an exchange online. Please see "Special Information about the Baron Funds Website" on page 11. Any new account established through an exchange will have the same privileges as your original account and will be subject to the same minimum investment requirements. There is currently no fee for an exchange. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. An exchange is considered a sale for federal income tax purposes, for which you may realize a taxable gain or loss. The Fund reserves the right to cancel the exchange privilege of any investor who use the exchange privilege excessively (more than four times each year). The Fund may change or temporarily suspend the exchange privilege during unusual market conditions.

10 o PROSPECTUS

SPECIAL INFORMATION ABOUT THE BARON FUNDS WEBSITE

The Baron Select Funds website, www.BaronFunds.com allows you to check your Fund account balance and historical transactions and make purchases or exchanges of Fund shares or exchange into other Baron Funds. You are automatically granted the online transaction option unless you decline the option on your account application or by calling 1-800-442-3814. To conduct online transactions you must have telephone transaction privileges and bank instructions with respect to your account. Payment for the purchase of Fund shares through the website may be made only through a debit of your bank account at a domestic bank that is a member of the Federal Reserve System.

The Fund imposes a limit of $25,000 per initial purchase transaction through the website. Subsequent purchase transactions may by for up to $250,000 for Baron Partners Fund online. The minimum initial investment is $2,000. The minimum subsequent investment for subsequent purchases through the website is $10.

Redemptions can not be processed via the website for security purposes. However, shareholders have the option to redeem by telephone (maximums apply) or via mail.

Please be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the Funds' website for transactions is dependent on the Internet, equipment, software, systems, data and services provided by various vendors and third parties. While the Fund and the Distributor and Transfer Agent have established certain security measures, they cannot assure that inquiries, account information or trading activity will be completely secure. There may also be delays, malfunctions or other inconveniences or times when the website is not available for Fund transactions or other purposes. If this occurs, you should consider using other methods to purchase or exchange shares. The Fund, the Adviser, the Distributor or the Transfer Agent are not liable for any delays, malfunctions or unauthorized interception or access to communications or account information.

Neither the Fund, the Transfer Agent, Distributor or Adviser will be liable for any loss, liability, cost or expense for following instructions communicated through the Internet, including fraudulent or unauthorized instructions.

DISTRIBUTIONS AND TAXES

The Fund pays its shareholders dividends from its net investment income and distributes any net realized capital gains at least once each year. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no charges on reinvestments. After every distribution, the value of a share is automatically reduced by the amount of the distribution. If you elect not to reinvest and the postal or other delivery service is unable to deliver checks to your address of record, your distribution will be reinvested in additional shares at the NAV next determined after the check is returned to the Fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

You are subject to federal income tax on Fund distributions, unless your investment is in an IRA or other tax-advantaged account. The tax status of any distribution is the same regardless of how long you have invested in the Fund and whether you reinvest your

                                                                 PROSPECTUS o 11
distributions or take them in cash. Income and short-term capital gain distributions are taxed at the ordinary income rate. Long-term capital gains distributions are taxed generally as capital gains. The tax status of the annual distribution will be detailed in an annual tax statement from the Fund. Distributions declared by the Fund may also be subject to state and local taxes. You should consult with your own tax adviser regarding your personal tax situation.

If you do not provide the Fund with your valid social security or taxpayer identification number, you will be subject to backup withholding for taxes.

GENERAL INFORMATION

CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

The Bank of New York, 100 Church Street, New York, NY 10286 is the custodian for the Fund's cash and securities. DST Systems, Inc. serves as transfer agent and dividend disbursing agent for the shares. They are not responsible for investment decisions for the Fund.

SHAREHOLDER INFORMATION

If you have questions about your account or transactions please contact the transfer agent, DST Systems, Inc., P.O. Box 219946, Kansas City, MO 64121-9946, or by telephone to 1-800- 442-3814.

If you have questions about general Fund information please call the Fund's office at 1-800- 99-BARON or 212-583-2100.

As a Delaware statutory trust, annual shareholder meetings are not required. The Fund sends quarterly reports to shareholders.











12 o PROSPECTUS

FOR MORE INFORMATION
Investors who want more information about the Fund may obtain the following documents free upon request at the numbers or address below.

SHAREHOLDER REPORTS
Additional information about the Fund's investments will be available in the Fund's quarterly and annual reports to Shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
Additional information is also contained in the Statement of Additional Information dated April 30, 2003. A current Statement of Additional Information is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference. You may obtain the Statement of Additional Information and the shareholder reports without charge by writing or calling the Fund.

TO OBTAIN INFORMATION

By telephone:           Call 1-800-99-BARON (1-800-992-2766)
By mail:                Write to: BARON FUNDS
                        767 Fifth Avenue
                        New York, NY 10153
By e-mail:              Send your request to:
                        info@BaronFunds.com
On the Internet:        Only text versions of Baron Select Funds documents can
                        be viewed on-line or downloaded from:
                        http:\\www.BaronFunds.com or from the EDGAR database on
                        the SEC's Internet site at: http:\\www.sec.gov
OTHER:
You can also obtain copies by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202-942-8090). Copies of this information may be
obtained,   upon  payment  of  a  duplicating  fee,  by  electronic  request  at
publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

SEC file number: 811-21296


                               [REGISTERED LOGO]
                                   B A R O N
                                  S E L E C T
                                   F U N D S

                               BARON SELECT FUNDS
                               BARON PARTNERS FUND

                                767 Fifth Avenue
                            New York, New York 10153
                                 (800) 99-BARON
                                  212-583-2100
                            ________________________


                       STATEMENT OF ADDITIONAL INFORMATION
                                 April 30, 2003

                            ________________________


          This Statement of Additional Information ("SAI") is not a prospectus. The Fund's Prospectus, dated April 30, 2003, may be obtained without charge by writing or calling the Funds at the address and telephone number above.


                            ________________________















          NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS SAI OR IN THE RELATED PROSPECTUS.

                               TABLE OF CONTENTS
                               -----------------


                                                PAGE IN
                                               STATEMENT
                                                   OF
                                               ADDITIONAL             PAGE IN
                                              INFORMATION           PROSPECTUS




FUND HISTORY AND CLASSIFICATION.............        1
  Investment Goals, Strategies and Risks....       1-8                   1

MANAGEMENT THE FUNDS........................        10                   6
  Board of Trustees and Officers............      10-15
  Principal Holders of Shares...............        15
  Investment Adviser........................        16                   6

BROKERAGE...................................        19

DISTRIBUTOR.................................        21                   6
  Distribution Plan.........................        21
  Code of Ethics............................        23

REDEMPTION AND PURCHASE OF SHARES...........        24                  6-10

NET ASSET VALUE.............................        24                   6

TAXES.......................................        24                   11

ORGANIZATION AND CAPITALIZATION.............        26

OTHER INFORMATION...........................        26              Back Cover
  Calculations of Performance Data..........        26

FUND HISTORY AND CLASSIFICATION
-------------------------------

BARON SELECT FUNDS (the "Company") is an open-end management investment company organized originally as a limited partnership in February 1992, under the laws of the State of Delaware (the "Partnership"). On January 30, 2003, the partners of the Partnership approved conversion of the Partnership to a statutory trust, and on April 30, 2003, the Partnership converted into a statutory trust under the laws of the State of Delaware. The Company is structured to be able to issue shares in multiple series, each constituting a separate portfolio with separate assets and liabilities from any other series. There is one series currently available, BARON PARTNERS FUND (the "Fund"). The Fund is the successor to the Partnership and has substantially the same investment objectives and strategies as did the Partnership. The Fund also has the same portfolio manager, Ronald Baron, as the Partnership.

INVESTMENT GOALS, STRATEGIES AND RISKS
--------------------------------------

The Fund's investment objective is to seek capital appreciation. In addition to the principal investment strategies of the Fund described in the Prospectus on pages 1 and 4, the Fund may use the additional strategies described below. These investment strategies are not fundamental policies and may be changed by the Fund's Board of Trustees. Shareholders would be notified of any material changes. Some of the strategies discussed below are mentioned in the Prospectus, but are explained in more detail here.

FOREIGN SECURITIES The Fund may invest up to 25% of its total assets directly in
------------------
the securities of foreign issuers which are not publicly traded in the U.S. and may also invest in foreign securities in domestic markets through depositary receipts or listed securities without regard to this limitation. These securities may involve additional risks not associated with securities of domestic companies, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, or expropriation or confiscatory taxation. Issuers of foreign securities are subject to different, often less detailed, accounting, reporting and disclosure requirements than are domestic issuers. The Fund may invest in securities commonly known as American Depository Receipts ("ADRs"), and in European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other securities convertible into securities of foreign issuers. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a U.S. exchange or in an over-the-counter market. EDRs and GDRs are receipts issued in Europe generally by a non-U.S bank or trust company that evidence ownership of non-U.S. or domestic securities. There are no fees imposed on the purchase or sale of ADRs, EDRs or GDRs although the issuing bank or trust company may impose fees on the purchase of dividends and the conversion of ADRs, EDRs and GDRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying non-U.S. securities, since (i) ADRs are U.S. dollar denominated investments which are easily transferable and for which market quotations are readily available and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. EDRs and GDRs are not necessarily denominated in the currency of the underlying security.

REITs The Fund may invest in the equity  securities  of real  estate  investment
-----
trusts ("REITs"). A REIT is a corporation or business trust that invests in real estate and derives its income from rents from or sales of real property or interest on loans secured by mortgages on real property. The market value of REITs may be affected by numerous factors, including decreases in the value of real estate, vacancies, decreases in lease rates, defaults by lessees, changes in the tax laws or by their inability to qualify for the tax-free pass-through of their income.

LENDING The Fund may lend its portfolio securities to institutions as a means of
-------
earning additional income. In lending portfolio securities, the Fund may incur delays in recovery of loaned securities or a loss of rights in the collateral. To minimize such risks, such loans will only be made if the Fund deems the other party to be of good standing and determines that the income justifies the risk. The Fund will not lend more than 25% of its total assets.

MORTGAGE-BACKED  SECURITIES  The Fund may invest in  mortgage-backed  securities
---------------------------
that are issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. These securities are subject to the risk that prepayments on the underlying mortgages will cause the principal and interest on the mortgage-backed securities to be paid prior to their stated maturities. Mortgage prepayments are more likely to accelerate during periods of declining long-term interest rates. If a prepayment occurs, the Fund may have unanticipated proceeds which it may then have to invest at a lower interest rate, and may be penalized by not having participated in a comparable security not subject to prepayment. The Fund does not anticipate investing more than 5% of its assets in such securities.

WHEN-ISSUED  SECURITIES  The  Fund may  invest  in debt  and  equity  securities
-----------------------
purchased on a when-issued basis. Although the payment and interest terms of when-issued securities are established at the time the purchaser enters into the commitment, the actual payment for and delivery of when-issued securities generally takes place within 45 days. The Fund bears the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Failure of the issuer to deliver the security purchased on a when-issued basis may result in a loss or missed opportunity to make an alternative investment. The Fund does not anticipate investing more than 5% of its assets in such securities.

MEDIUM AND LOWER RATED  CORPORATE  DEBT  SECURITIES  The Fund may invest in debt
---------------------------------------------------
securities that are rated in the medium to lowest rating categories by S&P and Moody's, some of which may be known as "junk bonds." The Fund does not anticipate investing more than 35% of its assets in such securities.

The Fund will rely on the Adviser's judgment, analysis and experience in evaluating debt securities. The Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through thorough analysis. Ratings by S&P and Moody's evaluate only the safety of principal and interest payments, not market value risk. Because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Adviser monitors corporate debt securities of issuers held in the Fund's equity portfolio. The credit ratings assigned by a rating agency to a security are not considered by the Adviser in selecting a security. The Adviser examines the intrinsic value of a security in light of market conditions and the underlying fundamental values. Because of the nature of medium and lower rated corporate debt securities, achievement by the Fund of its investment objectives when investing in such securities is dependent on the credit analysis of the Adviser. The Adviser could be wrong in its analysis. If the Fund purchased primarily higher rated debt securities, these risks would be substantially reduced.

A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower grade corporate debt securities and adversely affect the market value of such securities. The ability of issuers of medium and lower grade corporate debt securities to repay principal and to pay interest, to meet projected business goals and to obtain additional financing may be adversely affected by economic conditions. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the corporate debt securities in the Fund's portfolio. The secondary market prices of medium and lower grade corporate debt securities are more sensitive to adverse economic changes or individual corporate developments than are higher rated debt securities. Adverse publicity and investor perceptions, whether or not based on rational analysis, and periods of economic uncertainty may also affect the value and liquidity of medium and lower grade corporate debt securities, although such factors also present investment opportunities when prices fall below intrinsic values. Yields on debt securities in the portfolio that are interest rate sensitive can be expected to fluctuate over time.

To the extent that there is no established market for some of the medium or low grade corporate debt securities in which the Fund may invest, there may be thin or no trading in such securities and the ability of the Adviser to value accurately such securities may be adversely affected. Further, it may be more difficult for the Fund to sell securities for which no established market exists as compared with securities for which such a market does exist. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade corporate debt securities held in the Fund's portfolio, the responsibility of the Adviser to value the Fund's securities becomes more difficult and the Adviser's judgment may play a greater role in the valuation of the Fund's securities due to a reduced availability of reliable objective data.

To the extent that the Fund purchases illiquid securities or securities which are restricted as to resale, the Fund may incur additional risks and costs. Illiquid and restricted securities may be particularly difficult to value and their disposition may require greater effort and expense than more liquid securities. The Fund may be required to incur costs in connection with the registration of restricted securities in order to dispose of such securities, although pursuant to Rule 144A under the Securities Act of 1933 certain securities may be determined to be liquid pursuant to procedures adopted by the Board of Trustees under applicable guidelines. The Fund may invest in securities of distressed issuers when the intrinsic values of such securities, in the opinion of the Adviser, warrant such investment.

OTHER DEBT  SECURITIES  The Fund may  invest in  zero-coupon,  step-coupon,  and
----------------------
pay-in-kind securities. These securities are debt securities that do not make regular interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value; pay-in-kind securities pay interest through the issuance of additional securities. The market value of these debt securities generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of comparable term and quality. The secondary market value of corporate debt securities structured as zero coupon securities or payment-in-kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Because such securities do not pay current interest, but rather, income is accrued, to the extent that a Fund does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not. Such disposition could be at a disadvantageous price. Investment in such securities also involves certain tax considerations.

The Fund from time to time may also purchase indebtedness and participations therein, both secured and unsecured, of debtor companies in reorganization or financial restructuring. Such indebtedness may be in the form of loans, notes, bonds or debentures. When the Fund purchases a participation interest they assume the credit risk associated with the bank or other financial intermediary as well as the credit risk associated with the issuer of any underlying debt instrument. The Fund may also purchase trade and other claims against, and other unsecured obligations of, such debtor companies, which generally represent money due a supplier of goods or services to such company. Some debt securities purchased by the Fund may have very long maturities. The length of time remaining until maturity is one factor the Adviser considers in purchasing a particular indebtedness. The purchase of indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. The Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through thorough analysis. There are no established markets for some of this indebtedness and it is less liquid than more heavily traded securities. Indebtedness of the debtor company to a bank are not securities of the banks issuing or selling them. The Fund may purchase loans from national and state chartered banks as well as foreign ones. The Fund may invest in senior indebtedness of the debtor companies, although on occasion subordinated indebtedness may also be acquired. The Fund may also invest in distressed first mortgage obligations and other debt secured by real property. The Fund does not currently anticipate investing more than 5% of its assets in trade and other claims.

The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase that security at a mutually agreed upon time and price. Repurchase agreements could involve certain risks in the event of the failure of the seller to repurchase the securities as agreed, which may cause a fund to suffer a loss, including loss of interest on or principal of the security, and costs associated with delay and enforcement of the repurchase agreement. Repurchase agreements with a duration of more than seven days are considered illiquid securities.

As a form of borrowing, the Fund may engage in reverse repurchase agreements with certain banks or non-bank dealers, where the Fund sells a security and simultaneously agrees to buy it back later at a mutually agreed upon price. To the extent the Fund engages in reverse repurchase agreements it will maintain a segregated account consisting of liquid assets or highly marketable securities to cover its obligations. Reverse repurchase agreements may expose the Fund to greater fluctuations in the value of its assets.

SHORT SALES
-----------

The Fund may sell securities short. The Fund may sell a security that the Fund does not own. In order to do so, the Fund must borrow the security to deliver it to the purchaser and later buy that security in the market to return it to the lender. The value of a security sold short could increase and the Fund would have to pay more to buy the security to deliver to such tender than it received from the purchaser in the short sale. The Fund's risk of loss in these types of short sales is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. The Fund may also sell short a security the Fund owns or a security equivalent in kind or amount to a security the Fund has a right to obtain (for example, a security convertible into the security sold short or a security the adviser believes will be deliverable upon the closing of a transaction). The Fund may also short securities when in the opinion of the Adviser the position is covered by owning a security that has ownership rights to assets that include all of the assets of the security shorted. If the value of the securities in these types of short sales increases, the Fund loses the opportunity to participate in the gain of the covered positions. The Fund may sell a security short only on a fully collateralized basis, which requires that the Fund establish and maintain a segregated account.

OPTIONS TRANSACTIONS AND SWAPS
------------------------------

The Fund may write (sell) put and covered call options and purchase put and call options on equity and/or debt securities. The Fund may also enter into equity swap transactions. All calls sold by the Fund must be "covered" (i.e., the Fund must own the underlying securities) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold, and a put exposes the Fund to theoretically unlimited liability as the price of the security increases.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation, when exercised, to buy, the underlying security, at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller if exercised, the obligation to sell, the underlying security at the exercise price. An American style put or call option may be exercised at any time during a fixed period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto, and the Fund may engage in either style option. The Fund is authorized to engage in transactions with respect to exchange-listed options, over-the-counter options ("OTC options") and other derivative investments. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

Rather than taking or making delivery of the underlying security through the process of exercising the option, listed options are usually closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. The hours of trading for listed options may not coincide with the hours during which the underlying instruments are traded. To the extent that the option markets close before the markets for the underlying instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option are negotiated by the parties. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Equity swap transactions are entered into with financial institutions through a direct agreement with the Counterparty, generally an ISDA Master Agreement, the specific terms of which are negotiated by the parties. The Fund may use equity swaps, or other derivative instruments, for hedging purposes against potential adverse movements in security prices or for non-hedging purposes such as seeking to enhance return. The Fund may be required to post collateral for such transactions.

There is no central clearing or unless the parties provide for it, guaranty function in an OTC option or derivative, including swaps. As a result, if the Counterparty fails to make or take delivery of the security or other instrument or fails to make a cash settlement payment due in accordance with the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. The Adviser must assess the creditworthiness of each Counterparty to determine the likelihood that the terms of the OTC option or the derivative will be satisfied. The Fund will engage in

OTC option transactions and derivatives only with previously approved Counterparties. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of the fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any,) are illiquid, and are subject to a fund's limitations on investments in illiquid securities unless the fund has the legal right to terminate the option on not more than seven days notice and the counterparty has a high credit quality rating.

USE OF SEGREGATED  AND OTHER  SPECIAL ACCOUNTS
----------------------------------------------

Many hedging transactions, in addition to other requirements, require that the Fund segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security or instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. Hedging transactions may be covered by other means when consistent with applicable regulatory policies.


INVESTMENT RESTRICTIONS
-----------------------

The Fund has adopted investment restrictions, described below, which are fundamental policies of the Fund and may not be changed without the approval by a majority of the Fund's shares or, if less , at least two-thirds of a quorum of a majority of the shares. Unless otherwise noted, all percentage restrictions are measured as of the time of the investment after giving effect to the transaction.

The Fund MAY NOT:

1. Issue senior securities or borrow money in excess of amounts permitted by law (which currently requires asset coverage of 300% immediately after such borrowing, subject to exceptions for borrowings of up to 5% for short-term purposes and in an unlimited amount for certain redemptions).
2. Purchase or sell commodities or commodity contracts in conformity with regulations of the Commodities Futures Trading Commission such that the Fund would not be required to register as a commodity pool.
3. Purchase or sell oil and gas interests or real estate. Debt obligations or equity securities issued by companies engaged in the oil, gas or real estate business or secured by oil and gas or real estate are not considered oil or gas interests or real estate for purposes of this restriction.
4. Underwrite securities of other issuers except insofar as the Fund is the seller of such securities.
5. Make loans, except to the extent the purchase of debt obligations of any type (including loan participations, repurchase agreements and corporate commercial paper) are considered loans and except that the Fund may lend portfolio securities in compliance with requirements established from time to time by the Securities and Exchange Commission.
6. Mortgage, pledge or hypothecate any of its assets, except in connection with borrowings, loans of portfolio securities, or other permitted transactions.
7. Invest 25% or more of the value of its total assets in any particular industry.

As a non-fundamental policy, the Fund will not invest more than 15% of its assets in restricted or illiquid securities, including repurchase agreements maturing in more than seven days.

The Securities and Exchange Commission currently requires that the following conditions be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modifications.

TURNOVER RATE
-------------

The adviser expects that the average annual turnover rate of the portfolio of the should not exceed 100%. The turnover rate fluctuates depending on market conditions. The turnover rates for the Fund for the past two years (when it was a Partnership) ended December 31 are:

                           2001             34.6%
                           2002             39.5%



MANAGEMENT OF THE FUNDS
-----------------------

BOARD OF TRUSTEES AND OFFICERS
------------------------------

The Board of Trustees oversees the management of the Fund. The following table lists the Trustees and executive officers of the Fund, their date of birth, current positions held with the Fund, length of time served with the other Baron Funds, principal occupations during the past five years and other Trusteeships/Directorships held outside the fund complex. All Trustees of the Fund are being elected contemporaneously with the Fund's conversion from a partnership to a registered mutual fund and accordingly have not previously served as Trustees of the Fund. Unless otherwise noted, the address of each executive officer and Trustee is Baron Funds, 767 Fifth Avenue, 49th Floor, New York, NY 10153. Trustees who are not deemed to be "interested persons" of the Fund as defined in the 1940 Act are referred to as "Disinterested Trustees." Trustees who are deemed to be "interested persons" of the Fund are referred to as "Interested Trustees." All Trustees listed below, whether Interested or Disinterested, serve as trustee for the one portfolio.


INTERESTED TRUSTEES
-------------------


                               Position(s) Held
                               with the Fund     Length of Time Served
                               and the Other     With the Other          Principal Occupation(s)        Other Trustee/Directorships
Name, Address & Date of Birth  Baron Funds       Baron Funds             During the Past Five Years     Held by the Trustee
-----------------------------  ----------------  ---------------------   --------------------------     ---------------------------

Ronald Baron *+                Chairman, CEO,           15 years         Chairman, CEO, and Director               None
767 Fifth Avenue               Chief                                     of: Baron Capital, Inc.
New York, NY 10153             Investment                                (1982-Present), Baron Capital
DOB: May 23, 1943              Officer and                               Management, Inc.(1983-Present),
                               Trustee                                   Baron Capital Group, Inc.
                                                                         (1984-Present), BAMCO, Inc.
                                                                         (1987-Present).

Linda S. Martinson*+           Vice President,          15 years         General Counsel, Vice                     None
767 Fifth Avenue               General Counsel                           President and Secretary
New York, NY 10153             Secretary and                             Baron Capital, Inc.
DOB: February 22, 1955         Trustee                                   (1983-Present), BAMCO, Inc.
                                                                         (1987-Present), Baron Capital
                                                                         Group, Inc.(1984-Present),
                                                                         Baron Capital Management, Inc.
                                                                         (1983-Present).


                               Position(s) Held
                               with the Fund     Length of Time Served
                               and the Other     With the Other          Principal Occupation(s)        Other Trustee/Directorships
Name, Address & Date of Birth  Baron Funds       Baron Funds             During the Past Five Years     Held by the Trustee
-----------------------------  ----------------  ---------------------   --------------------------     ---------------------------

Morty Schaja*+                President, Chief           6 years         President and Chief Operating             None
767 Fifth Avenue              Operating Officer                          Officer, Baron Capital, Inc.
New York, NY 10153            and Trustee                                (1999-Present); Senior Vice
DOB: October 30, 1954                                                    President and Chief Operating
                                                                         Officer of Baron Capital, Inc.
                                                                         (1997-1999); Managing Director,
                                                                         Vice President, Baron Capital, Inc.
                                                                         (1991-Present), and Director,
                                                                         Baron Capital Group, Inc., Baron
                                                                         Capital Management, Inc., and
                                                                         BAMCO, Inc. (1997-Present).






DISINTERESTED TRUSTEES
----------------------

                               Position(s) Held
                               with the Fund     Length of Time Served
                               and the Other     With the Other          Principal Occupation(s)        Other Trustee/Directorships
Name, Address & Date of Birth  Baron Funds       Baron Funds             During the Past Five Years     Held by the Trustee
-----------------------------  ----------------  ---------------------   --------------------------     ---------------------------

Norman S. Edelcup#^**            Trustee                15 years         Senior Vice President and     Director, Florida Savings
244 Atlantic Isle                                                        Director, Florida Savings     Bancorp (2001-Present);
Sunny Isles Beach, FL 33160                                              Bancorp (2001-Present);       Director, Valhi, Inc. (1975-
DOB: May 8, 1935                                                         Commissioner,Sunny Isles      Present)(diversified company
                                                                         Beach, Florida (2001-Present)
                                                                         Senior Vice President, Item
                                                                         Processing of America (1999-
                                                                         2000) (a subsidiary of The
                                                                         Intercept Group); Chairman,
                                                                         Item Processing of America
                                                                         (1989-1999) (afinancial
                                                                         institution service bureau);
                                                                         Director, Valhi, Inc. (1975-
                                                                         Present)(diversified company);
                                                                         Director, Artistic Greetings,
                                                                         Inc. (1985-1998).

Charles N. Mathewson**           Trustee                15 years         Chairman, International Game            None
9295 Prototype Road                                                      Technology (1986-Present)
Reno, NV 89511                                                           (manufacturer of microprocessor
DOB: June 12, 1928                                                       -controlled gaming machines
                                                                         and monitoring systems).


                               Position(s) Held
                               with the Fund     Length of Time Served
                               and the Other     With the Other          Principal Occupation(s)        Other Trustee/Directorships
Name, Address & Date of Birth  Baron Funds       Baron Funds             During the Past Five Years     Held by the Trustee
-----------------------------  ----------------  ---------------------   --------------------------     ---------------------------

Harold W. Milner^**              Trustee                15 years         Retired; President and CEO,             None
2293 Morningstar Drive                                                   Kahler Realty Corporation
Park City, UT 84060                                                      (1985-1997) (hotel ownership
DOB: November 11, 1934                                                   and management).

Raymond Noveck+#^**              Trustee                15 years         Private Investor (1999-                 None
31 Karen Road                                                            Present); President, The
Waban, MA 02168                                                          Medical Information Line,Inc.
DOB: May 4, 1943                                                         (1997-1998) (health care
                                                                         information); President,
                                                                         Strategic Systems, Inc.
                                                                         (1990-1997) (health care
                                                                         information); Director,
                                                                         Horizon/CMS Healthcare
                                                                         Corporation (1987-1997).

David A. Silverman, MD**         Trustee                                 Physician and Faculty, New              None
239 Central Park West                                                    York University School of
New York, NY 10024                                                       Medicine (1976-Present).







OFFICERS OF THE FUNDS
---------------------

                               Position(s) Held
                               with the Fund     Length of Time Served
                               and the Other     With the Other          Principal Occupation(s)        Other Trustee/Directorships
Name, Address & Date of Birth  Baron Funds       Baron Funds             During the Past Five Years     Held by the Trustee
-----------------------------  ----------------  ---------------------   --------------------------     ---------------------------

Clifford Greenberg             Senior Vice               5 years         Senior Vice President, Baron Capital,          None
767 Fifth Avenue               President and                             Inc., Baron Capital Group, Inc.,
New York, NY 10153             Portfolio Manager                         BAMCO, Inc., (2003-Present)(Vice
DOB: April 30, 1959                                                      President, 1997-Present), Portfolio
                                                                         Manager, Baron Small Cap Fund
                                                                         (1997-Present); General Partner,
                                                                         HPB Associates, LP (1984-1996)
                                                                         (investment partnership).

Andrew Peck                    Vice President            < 1 year        Vice President, Baron Asset             None
767 Fifth Avenue                                                         Fund (2003), Analyst, Baron
New York, NY 10153                                                       Capital, Inc. (1998-Present).
DOB: March 25, 1969



                               Position(s) Held
                               with the Fund     Length of Time Served
                               and the Other     With the Other          Principal Occupation(s)        Other Trustee/Directorships
Name, Address & Date of Birth  Baron Funds       Baron Funds             During the Past Five Years     Held by the Trustee
-----------------------------  ----------------  ---------------------   --------------------------     ---------------------------

Susan Robbins                  Vice President           15 years         Senior Analyst, Vice President          None
767 Fifth Avenue                                                         and Director, Baron Capital, Inc.
New York, NY 10153                                                       (1982-Present), Baron Capital
DOB: October 19, 1954                                                    Management, Inc. (1984- Present).

Mitchell J. Rubin              Portfolio Manager         2 years         Vice President and Senior               None
767 Fifth Avenue                                                         Analyst, Baron Capital, Inc.
New YOrk, NY 10153                                                       (1997-Present), Portfolio
DOB: September 22, 1966                                                  Manager of Baron iOpportunity
                                                                         Fund (2000-Present).

Peggy C. Wong                  Treasurer and            15 years         Treasurer and Chief                     None
767 Fifth Avenue               Chief Financial                           Financial Officer, Baron
New York, NY 10153             Officer                                   Capital, Inc., Baron Capital
DOB: April 30, 1961                                                      Group, Inc., BAMCO, Inc. and
                                                                         Baron Capital Management, Inc.
                                                                         (1987-Present).

--------------------------------------------------------------------------------
     * Trustees deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940.
     + Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board of Trustees when the full Board of Trustees is not in session.
     #    Members of the Audit Committee.
     ^    Members of the Nominating Committee.
     **   Members of the Independent Committee.

The Trustees of the Fund are responsible for the overall supervision of the operation of the Fund and perform various duties imposed on trustees of investment companies by the 1940 Act and under the Fund's Declaration of Trust and By-laws. Each Trustee listed above also serves as a Trustee of Baron Asset Fund and Baron Capital Funds Trust, registered investment companies.

The Fund pays each Trustee who is not an interested person of the Fund or the Adviser (each a "Disinterested" Trustee) annual compensation in addition to reimbursement of out- of-pocket expenses in connection with attendance at meetings of the Trustees. Specifically, each Disinterested Trustee receives a base annual compensation of $2,000. An additional $750 each paid to each Disinterested Trustee for attendance in person at the quarterly Trustee Meetings; $250 is paid per quarterly meeting, if the Trustee attends by telephone. The Interested Trustees and Officers receive no direct remuneration in such capacity from the Funds.

The Board of Trustees has established four committees, i.e., Audit, Executive Committee, Nominating and Independent.

There are two members of the Audit Committee. The Audit Committee recommends to the full Board the engagement or discharge of the Fund's independent accountants; directs investigations into matters within the scope of the independent accountants' duties; reviews with the independent accountants the result of the audit; and reviews the independence of the independent accountants. Each member of the Audit Committee receives an aggregate of $750 in annual compensation for serving on the Audit Committee.

There are four members of the Executive Committee which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board of Trustees when the full Board of Trustees is not in session. Members of the Executive Committee serve on the committee without compensation.

There are three members of the Nominating Committee. The Nominating Committee recommends to the full Board those persons to be nominated for election as Trustees by shareholders and selects and proposes nominees for election by Trustees between shareholders' meeting. The Nominating Committee does not normally consider candidates proposed by shareholders for election as Trustees. Members of the Nominating Committee serve without compensation.

There are five members of the Independent Committee, all of whom serve on the committee without compensation. The committee discusses various Fund matters, including the advisory contract and distribution plan. Its members are all Disinterested Trustees of the Fund.

TRUSTEE OWNERSHIP OF FUND SHARES
--------------------------------

As of December 31, 2002 (when it was a limited partnership) the Investment by the following Trustees in Fund Shares was:

==========================================================================================================
                                                                               Aggregate Dollar Range of
                                                                                Equity Securities in All
                                                                                 Registered Investment
                                                                                 Companies Overseen by
                                     Dollar Range of Equity                       Trustee in Family of
Name of Trustee                      Securities in the Funds                      Investment Companies
----------------------------------------------------------------------------------------------------------
Ronald Baron                               > $100,000                                  > $100,000
----------------------------------------------------------------------------------------------------------
Linda S. Martinson                           $0                                          $0
----------------------------------------------------------------------------------------------------------
Morty Schaja                               > $100,000                                  > $100,000


Norman Edelcup                               $0                                          $0
----------------------------------------------------------------------------------------------------------
Charles Mathewson                            $0                                          $0
----------------------------------------------------------------------------------------------------------
Harold Milner                                $0                                          $0
----------------------------------------------------------------------------------------------------------
Raymond Noveck                               $0                                          $0
----------------------------------------------------------------------------------------------------------
David Silverman                              $0                                          $0


TRUSTEE COMPENSATION TABLE
--------------------------

It is estimated that the Trustees of the Fund will receive the following compensation from the Fund for the fiscal year ended December 31, 2003:

=======================================================================================================================
                            Aggregate             Pension or                Estimated Annual         Total Compensation
                            Compensation          Retirement Benefits       Benefits Upon            From Fund and
                            From the Funds        Accrued As Part of        Retirement               Fund Complex Paid
Name                                              Funds Expenses                                     to Trustees
-----------------------------------------------------------------------------------------------------------------------
Ronald Baron                    $0                      N/A                      N/A                       $0
-----------------------------------------------------------------------------------------------------------------------
Linda S. Martinson              $0                      N/A                      N/A                       $0
-----------------------------------------------------------------------------------------------------------------------
Morty Schaja                    $0                      N/A                      N/A                       $0
-----------------------------------------------------------------------------------------------------------------------
Norman Edelcup                $5,750                    N/A                      N/A                     $5,750
-----------------------------------------------------------------------------------------------------------------------
Charles Mathewson             $5,000                    N/A                      N/A                     $5,000
-----------------------------------------------------------------------------------------------------------------------
Harold Milner                 $5,000                    N/A                      N/A                     $5,000
-----------------------------------------------------------------------------------------------------------------------
Raymond Noveck                $5,750                    N/A                      N/A                     $5,750
-----------------------------------------------------------------------------------------------------------------------
David Silverman               $5,000                    N/A                      N/A                     $5,000
-----------------------------------------------------------------------------------------------------------------------


PRINCIPAL HOLDERS OF SHARES

As of March 31, 2003, the following persons were known to the Fund to be the record or beneficial owners of 5% or more of the outstanding securities of the
Partnership:

NAME & Address                               Percentage Owned
--------------                               ----------------

Ronald Baron                                       30.5%
Baron Capital Management, Inc.*                    31.4%

-------------------------------------
* Ronald Baron owns 90.8% indirectly of BCM, and that ownership is included in Mr. Baron's percentage owned.

As of March 31, 2003, all of the officers and Trustees of the Fund as a group beneficially owned directly or indirectly 34.7% of the Partnership interest. Mr. Baron owns, directly and indirectly, 30.5% of the voting securities of the Partnership and may be deemed a "control person." As a result of his ownership, Mr. Baron may be able to materially affect the outcome of matters presented to Fund shareholders.


INVESTMENT ADVISER
------------------

The investment adviser to the Fund is BAMCO, Inc. (the "Adviser"), a New York corporation with its principal offices at 767 Fifth Avenue, New York, N.Y. 10153 and a subsidiary of Baron Capital Group, Inc. ("BCG"). Mr. Ronald Baron is the controlling stockholder of BCG and is BAMCO's chief investment officer. Mr. Baron has over 32 years of experience as a Wall Street analyst and has managed money for others for over 27 years. Mr. Baron is the portfolio manager for the Fund and was the portfolio manager for the predecessor Partnership since its inception in 1992 through the Adviser's affiliate, Baron Capital Management, Inc. ("BCM"). Pursuant to an Advisory Agreement with the Fund (the "Advisory Agreement"), the Adviser furnishes continuous investment advisory services and management to the Fund, including making the day-to-day investment decisions and arranging portfolio transactions for the Fund subject to such policies as the Trustees may determine. The fee paid to the Adviser is 1% of assets per annum. The Adviser has contractually agreed to limit the expense ratio for the Fund to 1.45%, excluding portfolio transaction costs, interest and extraordinary expenses for as long as the Adviser serves as investment adviser to the Fund. Assuming the Partnership had been registered investment company with the same terms under which the Fund will operate, the Fund would have incurred approximately the following advisory fees for the past three years ended December 31: $1,382,827 in 2002, $1,641,587 in 2001, and $2,282,604 in 2000.

Under the Advisory Agreements, the Adviser, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the Fund, and pays the salaries and fees of all officers and Trustees who are interested persons of the Adviser.

The Fund pays all operating and other expenses not borne by the Adviser such as audit, accounting and legal fees; custodian fees; expenses of registering and qualifying its shares with federal and state securities commissions; expenses in preparing shareholder reports and proxy solicitation materials; expenses associated with the Fund's shares such as dividend disbursing, transfer agent and registrar fees; certain insurance expenses; compensation of Trustees who are not interested persons of the Adviser; and other miscellaneous business expenses. The Fund also pays the expenses of offering the shares of the Fund, including the registration and filing fees, legal and accounting fees and costs of printing the prospectus and related documents. The Fund also pays all taxes imposed on it and all brokerage commissions and expenses incurred in connection with its portfolio transactions.

The Adviser utilizes the staffs of BCG and its subsidiary BCM to provide research. Directors, officers or employees of the Adviser and/or its affiliates may also serve as officers or Trustees of the Fund or of other funds managed by the Adviser. BCM is an investment adviser to institutional and individual accounts. Clients of BCM and the other funds managed by the Adviser have investment objectives which may or may not vary from those of each other and of the Fund. BCM and the Adviser invest assets in such clients' accounts and in the accounts of principals and employees of BCM and its affiliates in investments substantially similar to, or the same as, those which constitute the principal investments of the Fund. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Adviser and BCM to allocate such transactions in a manner deemed equitable by the Adviser, and for the principals and employees of the Adviser, BCM, and affiliates to take either the same or least favorable price of the day. All trading by employees is subject to the Code of Ethics of the Fund and the Adviser. In certain circumstances the Adviser may make investments for the Fund that conflict with investments being made by BCM. The Adviser may also make investment decisions for the Fund that are inconsistent with the investment decisions for other funds it manages.

The Advisory Agreement provides that the Fund may use "Baron" as part of its name for so long as the Adviser serves as investment adviser to the Fund. The Fund acknowledges that the word "Baron" in its name is derived from the name of the entities controlling, directly and indirectly, the Adviser, which derive their name from Ronald Baron; that such name is the property of the Adviser and its affiliated companies for copyright and/or other purposes; and that if for any reason the Adviser ceases to be the Fund's investment adviser, the Fund will promptly take all steps necessary to change its name to one that does not include "Baron," absent the Adviser's written consent.

The Advisory Agreement provides that the Adviser shall have no liability to the Fund or its shareholders for any error of judgment or mistake of law or for any loss suffered by the Fund on account of any action taken in goof faith; provided, that the Adviser shall not be protected against liabilities arising by virtue of willful misfeasance, bad faith or gross negligence, or reckless disregard of the Adviser's obligations under the Advisory Agreement.

The Advisory Agreement was approved by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940 ("1940 Act" )) on March 24, 2003 and by partners of the Partnership on April 11, 2003. The Advisory Agreement for the Fund was approved for an initial term of two years.

The Advisory Agreement is terminable without penalty by either the Fund (when authorized by majority vote of either its outstanding shares or the Trustees) or the Adviser on 60 days' written notice. The Advisory Agreement shall automatically terminate in the event of its "assignment" (as defined by the 1940
Act).

In approving the Advisory Agreement the Trustees considered a broad scope of information, including the following:

o confidence in the senior personnel of the Adviser, and the Adviser's resources ;
o    the Adviser's investment principles and process;
o    the quality of the services provided by the Adviser;
o the nature of the services provided by the Adviser, including the extensive devotion to research efforts by the Adviser;
o    the type of investing to be used for the Fund;
o    historical performance of the Partnership;
o historical performance of the Adviser as compared to similar funds managed by other advisers over comparable periods;
o the advisory fee rate payable to the Adviser by the Fund and by other funds managed by the Adviser, and as compared to similar funds managed by other advisers over comparable periods;
o the total expense ratio of the Fund and as compared to similar funds managed by other advisers over comparable periods;
o the total compensation paid to affiliates of the Adviser for other services;
o the profitability to the Adviser and its affiliates of the Fund and of other Funds managed by the Adviser; and
o    the additional services provided by the Adviser.

In addition, the Trustees were offered the opportunity to ask questions or ask for any additional information. Based on their evaluation of the above information, the Trustees, including all of the Independent Trustees, unanimously approved the Advisory Agreement, determining that the compensation under the Agreement is fair and reasonable in light of the services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable business judgment.

SERVICE AGREEMENTS
------------------

The Fund has agreements with various service providers pursuant to which administrative services such as record keeping, reporting and processing services are provided to the Fund's shareholders.

BROKERAGE
---------

The Adviser is responsible for placing the portfolio brokerage business of the Fund with the objective of obtaining the best net results for the Fund, taking into account prompt, efficient and reliable executions at a favorable price. Brokerage transactions for the Fund in exchange-listed securities are effected chiefly by or through the Adviser's affiliate, Baron Capital, Inc., when consistent with this objective and subject to the conditions and limitations of the 1940 Act. Baron Capital, Inc., ("Baron Capital" or the "Distributor") a New York corporation and a subsidiary of BCG, located at 767 Fifth Avenue, New York, N.Y. 10153, is a member of the National Association of Securities Dealers, Inc., but is not a member of any securities exchange. Transactions in securities that trade on NASDAQ or are otherwise not listed are effected by broker/dealers other than Baron Capital. The Fund does not deal with Baron Capital in any portfolio transaction in which Baron Capital acts as principal.

The Fund's Board of Trustees has adopted procedures pursuant to Rule 17e-1 of the 1940 Act which are reasonably designed to provide that the commissions paid to Baron Capital are reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. The Board reviews no less frequently than quarterly that all transactions effected pursuant to Rule 17e-1 during the preceding quarter were effected in compliance with such procedures. The Fund and the Adviser furnish such reports and maintain such records as required by Rule 17e-1.


                                                For the Fiscal Year Ended 12/31

-----------------------------------------------------------------------------------------------------
                                                       2002               2001              2000
-----------------------------------------------------------------------------------------------------
Total Commissions Paid by the Partnership            $615,389           $374,402          $318,370
-----------------------------------------------------------------------------------------------------
Commissions Paid to BCI                              $559,588           $374,402          $318,370
-----------------------------------------------------------------------------------------------------
% of Aggregate Dollar Amount of
Commissions Paid to BCI                                90.9%              100%              100%
-----------------------------------------------------------------------------------------------------
% of Aggregate Dollar Amount of
Transactions involving
Payment of Commissions to BCI                          91.7%              100%              100%
-----------------------------------------------------------------------------------------------------
% of Total Transactions (Principal & Agency)
Where BCI Acted as Broker                              90.6%              100%              100%
-----------------------------------------------------------------------------------------------------

Under the Investment Advisory Agreements and as permitted by Section 28(e) of the Securities and Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is consistent with the Fund's policies and is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement. Such research and information may be used by the Adviser or its affiliates to supplement the services it is required to perform pursuant to the Advisory Agreement in serving the Fund and/or other advisory clients of affiliates.

Broker-dealers may be willing to furnish statistical research and other factual information or services to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Fund, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided research to the Adviser. Research provided by brokers is used for the benefit of all of the Adviser's or its affiliates' clients and not solely or necessarily for the benefit of the Fund. The Adviser's investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Adviser as a consideration in the selection of brokers to execute portfolio transactions.

Baron Capital acts as broker for, in addition to the Fund, other mutual fund clients of the Adviser and accounts of BCM, and may also act as broker for accounts of principals and employees of Baron Capital, BCM and the Adviser. Investment decisions for the Fund and for investment accounts managed by BCM and BAMCO are made independent of each other in light of differing considerations for the various accounts. The same investment decision may, however, be made for two or more of the Adviser's, and/or BCM's accounts. In such event, simultaneous transactions are inevitable. Purchases and sales are averaged as to price where possible and allocated to accounts in a manner deemed equitable by the Adviser in conjunction with BCM and Baron Capital. This procedure could have a detrimental effect upon the price or value of the security for the Fund, but may have a beneficial effect.

The investment advisory fee that the Fund pay to the Adviser is not reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services would by useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would by useful to the Adviser in carrying out its obligations to the Fund.



DISTRIBUTOR
-----------

DISTRIBUTION OF SECURITIES
--------------------------

The Fund has a distribution agreement with Baron Capital. Baron Capital is affiliated with the Adviser. The Distributor acts as the agent for the Fund for the continuous public offering of its shares on a best efforts basis pursuant to a distribution plan adopted under Rule 12b-1 under the 1940 Act ("Distribution Plan").

DISTRIBUTION PLAN
-----------------

The Distributor does not receive underwriting commissions, but the Distribution Plan authorizes the Fund to pay the Distributor a distribution fee equal on an annual basis to 0.25% of the Funds average daily net assets. The fee is paid to the Distributor in connection with its activities or expenses primarily intended to result in the sale of shares, including, but not limited to, compensation to registered representatives or other employees of the Distributor; compensation to and expenses of employees of the Distributor who engage in or support the distribution of shares or who service shareholder accounts; telephone expenses; preparing, printing and distributing promotional and advertising material;
preparing, printing and distributing the Prospectus and reports to other than current shareholders; compensation for certain shareholder services; and commissions and other fees to broker-dealers or other persons (excluding banks) who have introduced investors to the Fund. The total amount of the fee is payable to the Distributor regardless of the actual expenses incurred, which may be more or less than the distribution fees received by the Distributor.

The expenses listed below are payable by the Fund and are not treated as distribution or service fees under the Distribution Plan even if they are considered to be primarily intended to result in the sale of shares within the meaning of Rule 12b-1: (a) the costs of preparing, printing or reproducing and mailing all required reports and notices to shareholders; (b) the costs of preparing, printing or reproducing and mailing all proxy statements and proxies (whether or not such proxy materials include any item relating to or directed toward the sale of shares); (c) the costs of preparing, printing or reproducing and mailing all prospectuses and statements of additional information to current shareholders; (d) all legal and accounting fees relating to the preparation of any such report, prospectus, and proxy materials; (e) all fees and expenses relating to the qualification of the Fund and/or its shares under the securities or "Blue Sky" laws of any jurisdiction; (f) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of Shares; (g) all fees and assessments, if any, of the Investment Company Institute or any successor organization, whether or not its activities are designed to provide sales assistance; (h) all costs of preparing and mailing confirmations of shares sold or redeemed and reports of share balances; (i) all costs of responding to telephone or mail inquiries of shareholders or prospective shareholders; and (j) all other costs and expenses of an administrative nature.

The Distribution Plan requires that while it is in effect the Distributor reports to the Trustees in writing, at least quarterly, the amounts of all expenditures, the identity of the payees and the purposes for which such expenditures were made for the preceding fiscal quarter.

Because the Fund's Distribution Plan will become effective only when it commences the public offering of its shares, no distribution fees have been incurred or paid.

Trustees of the Fund who are not interested persons of the Fund have no direct or indirect financial interest in the operation of the Distribution Plan or any agreement thereunder. All the interested Trustees have such an interest.

The Distribution Plan has been approved by the Partners of the Partnership and the Fund's Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto. In approving the Distribution Plan, the Trustees considered various factors and determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The anticipated benefits include the following: (i) the likelihood of attracting and retaining investments in the Fund and (ii) the consequent reduced expense ratios due to economies of scale, ability to purchase larger blocks of securities, resulting in decreased expenses, and minimization of adverse effects from forced sales of portfolio securities to meet redemptions.

Baron Capital is authorized to make payments to authorized dealers, banks and other financial institutions who have rendered distribution assistance and ongoing shareholder support services, shareholder servicing assistance or record keeping. Certain states may require that any such person be registered as a dealer with such state. The Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Distribution Plan. No preference will be shown in the selection of investments for the instruments of such depository institutions. Baron Capital may also retain part of the distribution fee as compensation for its services and expenses in connection with the distribution of shares. If the Distribution Plan is terminated, the Fund will owe no payments to Baron Capital other than any portion of the distribution fee accrued through the effective date of termination but then unpaid.

Unless terminated in accordance with its terms, the Distribution Plan will continue in effect for a one year period, and from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Trustees and by a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto, such votes cast in person at a meeting called for the purpose of such vote.

The Distribution Plan may be terminated at any time by the vote of a majority of the members of the Fund's Board of Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto or by the vote of a majority of the outstanding shares. The Distribution Plan may not be amended to increase materially the amount of payments to be made without the approval of the Fund's shareholders. All material amendments must be approved by a vote of the Trustees and of the Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto, such votes cast in person at a meeting called for the purpose of such vote.

CODE OF ETHICS
--------------

The Fund, the Adviser and the Distributor have adopted a written code of ethics pursuant to Rule 17j-1 under the Investment Company Act. The code of ethics allows employees, subject to the code, to invest in securities including, under certain circumstances, securities held or to be purchased by the Fund.


CUSTODIAN,  TRANSFER  AGENT  AND DIVIDEND  AGENT
------------------------------------------------

The Bank of New York, 100 Church Street, New York, NY, is the custodian for the Fund's cash and securities. DST Systems, Inc., 330 West 9th Street, Poindexter 1, Kansas City, MO 64105, is the transfer agent and dividend agent for the Fund's shares. Neither institution assists in or is responsible for investment decisions involving assets of the Fund.

REDEMPTION OF SHARES
--------------------

The Fund expects to make all redemptions in cash, but has reserved the right to make payment, in whole or in part, in portfolio securities. Payment will be made other than all in cash if the Fund's Board of Trustees determines that economic conditions exist which would make payment wholly in cash detrimental to the Fund's best interests. Portfolio securities to be so distributed, if any, would be selected in the discretion of the Fund's Board of Trustees and priced as described under "Determining Your Share Price" herein and in the Prospectus.



NET  ASSET VALUE
----------------

As more fully set forth in the Prospectus under "Determining Your Share Price," the net asset value per share of the Fund is determined as of the close of regular trading of the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time) on each day that the Exchange is open. The Exchange is open all week days that are not holidays, which it announces annually. The most recent announcement states it will not be open on New Year's Day, Martin Luther King, Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Securities traded on more than one national securities exchange are valued at the last sale price of the day as of which such value is being determined as reflected at the close of the exchange which is the principal market for such securities.

U.S. Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the bid price from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved by the Board of Trustees.



TAXES
-----

The Fund intends to qualify every year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Qualification as a regulated investment company relieves the Fund of Federal income taxes on the portion of its net investment income and net realized capital gains distributed to shareholders. The Fund intends to distribute virtually all of its net investment income and net realized capital gains at least annually to its shareholders.

A non-deductible 4% excise tax will be imposed on the Fund to the extent that it does not distribute (including declaration of certain dividends), during each calendar year, (i) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income (the excess of short and long term capital gain over short and long term capital loss) for each one-year period ending October 31 and (iii) certain other amounts not distributed in previous years. Shareholders will be taxed during each calendar year on the full amount of such dividends distributed (including certain declared dividends not actually paid until the next calendar year).

For Federal income tax purposes, distributions paid from net investment income and from any net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Distributions paid from net capital gains are taxable as long-term capital gains, whether received in cash or shares and regardless of how long a shareholder has held the shares, and are not eligible for the dividends received deduction. Distributions of investment income (but not distributions of short-term or long-term capital gains) received by shareholders will qualify for the 70% dividends received deduction available to corporations to the extent designated by the Fund in a notice to each shareholder. Unless all of the Fund's gross income constitutes dividends from domestic corporations qualifying for the dividends received deduction, a portion of the distributions of investment income to those holders of the Fund which are corporations will not qualify for the 70% dividends received deduction. The dividends received deduction for corporate holders may be further reduced if the shares with respect to which dividends are received are treated as debt-financed or deemed to have been held for less than forty-six (46) days.

The Fund will send written notices to shareholders regarding the Federal income tax status of all distributions made during each calendar year as ordinary income or capital gain and the amount qualifying for the 70% dividends received deduction.

The foregoing relates to Federal income taxation. Distributions may also be subject to state and local taxes. The Fund is organized as a Delaware statutory trust. Under current law, so long as the Fund qualif for the Federal income tax treatment described above, it is believed that it will not be liable for any income or franchise tax imposed by Delaware.

Investors are urged to consult their own tax advisers regarding the application of Federal, state and local tax laws.

ORGANIZATION AND CAPITALIZATION
-------------------------------

Baron Select Funds is an open-end investment company organized as a series fund under the statutory trust law of The State of Delaware. The only series currently available is Baron Partners Fund. Shares entitle their holders to one vote per share on all matters submitted to a vote of shareholders. The Company's Declaration of Trust provides that no matters need be submitted to shareholders except as required by the 1940 Act. Consequently, matters such as mergers, acquisitions and sales of assets may not require shareholder approval. In the election of Trustees, shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights, and are transferable.

Under Delaware law, shareholders have no liability for any liabilities of the Company or any of its series. Under the Company's Declaration of Trust, all liabilities and assets of the Company are allocated among its various series and no series (and no creditor or shareholder of any series) participates in or is subject to the assets or liabilities of any other series.



OTHER INFORMATION
-----------------

INDEPENDENT ACCOUNTANTS
-----------------------

PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent accountants of the Fund.


CALCULATIONS OF PERFORMANCE DATA
--------------------------------

Advertisements and other sales literature for the Funds may refer to average annual total return and actual return. Average annual total return is computed by finding the average annual compounded rates of return over a given period that would equate a hypothetical initial investment to the ending redeemable value thereof, as follows:

                                       n
                                 P(1+T) = ERV

      Where:            P  =  a hypothetical initial payment of $1,000
                        T  =  average annual total return
                        n
                           =  number of years

                       ERV = ending redeemable value at the end of the period of a hypothetical $1,000 investment made at the beginning of the period

Actual return is computed by measuring the percentage change between the net asset value of a hypothetical $1,000 investment in the Fund at the beginning of a period and the net asset value of that investment at the end of a period. The performance data used in advertisements does not give effect to a 2% contingent deferred sales charge that is no longer applicable.

After-tax returns are included in the table below to show the impact of assumed federal income taxes on an investment in the Funds. A Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. A Fund's total return "after taxes on distributions and sale" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects only and are not predictive of future tax effects.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) is computed as follows:

                                      n
                               P (1+T)  = ATV
                                             D

              Where:    P  = a hypothetical initial payment of $1,000
                        T  = average annual total return (after taxes on
                             distributions)
                        n
                           = number of years
                      ATV  = ending redeemable value of a  hypothetical $1,000
                         D investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES) is computed as follows:

                                     n
                              P (1+T)  = ATV
                                            DR

         Where:         P  =  a hypothetical initial payment of $1,000
                        T  =  average annual total return (after taxes on
                              distributions and redemption)
                        n
                           =  number of years
                     ATV   =  ending redeemable value of a hypothetical $1,000
                        DR    investment made at the beginning of the period, at
                              the end of the period (or fractional portion thereof), after taxes on fund distributions and redemption.

All performance calculations assume that dividends and distributions are reinvested at the net asset value on the appropriate reinvestment dates and include all recurring fees. The performance calculations have been restated and adjusted since inception applying the flat maximum expense ratio of 1.45% that would apply to the Fund (exclusive of portfolio transaction costs, interest and extraordinary expenses). The adjustments remove any prior performance allocations or other management or service fees and assumes the Fund operated as a mutual fund in paying out realized gains and income, if any, annually.

Computed, adjusted and restated in the manner described above, the performance, as of December 31, 2002, for the Partnership has been:

                                   Average  |   Average               |   Average               |   Average
                                   Annual   |   Annual     Cumulative |   Annual    Cumulative  |   Annual         Cumulative
                                   1 YR     |   5 YR        5 YR      |   10 YR       10 YR     |   Since          Since
                                            |                         |                         |   Inception      Inception
                                 ------------------------------------------------------------------------------------------------
BARON PARTNERS FUND                         |                         |                         |
                                            |                         |                         |
Return before taxes               -18.37%   |   -0.71%      -3.51%    |    14.43%      285.05%  |     15.01%         360.53%
                                            |                         |                         |
Return after taxes on                       |                         |                         |
distributions                     -18.53%   |   -0.84%      -4.13%    |    14.33%      281.75%  |     14.82%         352.21%
                                            |                         |                         |
Return after taxes on                       |                         |                         |
distributions & sale of                     |                         |                         |
Fund shares                       -11.12%   |   -0.54%      -2.68%    |    12.61%      227.96%  |     13.15%         285.30%
                                            |                         |                         |
Russell 2000 (reflects                      |                         |                         |
no deductions for fees,                     |                         |                         |
expenses or taxes)                -20.48%   |   -1.36%      -6.61%    |     7.15%       99.58%  |      7.42%         118.61%
                                            |                         |                         |
S & P 500 (reflects no                      |                         |                         |
deductions for fees,                        |                         |                         |
expenses or taxes)                -22.15%   |   -0.61%      -3.04%    |     9.31%      143.72%  |      9.41%         167.07%
---------------------------------------------------------------------------------------------------------------------------------

Performance   results   represent  past  performance  and  are  not  necessarily
representative of future results. Investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

In addition to advertising average annual and actual return data, comparative performance information may be used in advertising materials about the Fund, including data and other information from Lipper Analytical Services, Inc., DA Investment Technologies, Morningstar Inc., Money, Forbes, SEI, Ibbotson, No Load Investor, Growth Fund Guide, Fortune, Barron's, The New York Times, The Wall Street Journal, Changing Times, Medical Economics, Business Week, Consumer Digest, Dick Davis Digest, Dickenson's Retirement Letter, Equity Fund Outlook, Executive Wealth Advisor, Financial World, Investor's Daily, Time, Personal Finance, Investment Advisor, SmartMoney, Rukeyser, Kiplinger's, NAPFA News, US News, Bottomline, Investors Business Daily, Bloomberg Radio, CNBC, USA Today, 1998 Mutual Fund Report, Mutual Fund Magazine, The Street.com, Bloomberg
Personal, Worth, Washington Business Journal, Investment News, Hispanic Magazine, Institutional Investor, Rolling Stone Magazine, Microsoft Investor, Individual Investor, SmartMoney Interactive, Art & Auction, Dow Jones Newswire, Dow Jones News, The Boston Globe, Standard & Poor's Advisor Insight, CBS Market Watch, Morningstar.Net, On Wall Street, Los Angeles Times, Standard & Poor's Outlook, Bloomberg Online, Fund Action, Funds Net Insight, Boston Herald, Dow Jones Investment Advisor, Annuity.Net.com, Morningstar Fund Investor, Associated Press, Bloomberg Business News, Standard & Poor's Personal Wealth, The Washington Post, The Daily Telegraph (UK), NewsDay, New York Post, Miami Herald, Yahoo Finance, Arizona Republic, Mutual Fund Market News, Chicago Tribune, Investor Force, Pensions and Investments St. Paul Pioneer Press, Desert News Publishing, Dallas Morning News, PSI Daily, Financial Planning Investment News, Newark Star Ledger, Reuters, Time - European Edition, Registered Representative Magazine and Crain's NY Business. The Fund may also use comparative performance data from indexes such as the Dow Jones Industrial Average, Standard & Poor's 400, 500, Small Cap 600, 1,500, or Midcap 400, Value Line Index, Wilshire 4,500, 5000, or Small Cap, NASDAQ/OTC Composite, New York Stock Exchange, and the Russell 1000, 2000, 2500, 3000, 2000 Growth, 2000 Value, or Midcap. With respect to the rating services, the Fund may use performance information that ranks the Fund in any of the following categories: all funds, aggressive growth funds, value funds, mid-cap funds, small-cap funds, growth funds, equity income funds, and any combination of the above listed categories.

                                BARON SELECT FUND

                            PART C. OTHER INFORMATION


Item 23.    EXHIBITS
            --------

                  a.   Declaration of Trust dated April 30, 2003#
                  b.   By-laws dated April 30, 2003^
                  c.   Inapplicable.
                  d. Investment Advisory Agreement between Baron Partners Fund and BAMCO, Inc.^
                  e.   Distribution Agreement with Baron Capital, Inc.^
                  f.   Inapplicable.
                  g.   (1)   Custodian Agreement with The Bank of New York.#
                       (2)   Fee Schedule for Exhibit g(1).#
                  h.   (1)   Transfer Agency Agreement with DST Systems, Inc.^
                       (2)   Fee Schedule for Exhibit h(1).^
                       (3)   Line of Credit Agreement with The Bank of New York.
                  i. Opinion and consent of counsel as to legality of shares being registered.#
                  j.   Consent of Independent Certified Public Accountants.*
                  k.   Omitted Financial Statements.*
                  l.   Inapplicable.
                  m.   Distribution Plan pursuant to Rule 12b-1.^
                  n.   Rule 18f-3Plan.^
                  o.   Reserved.
                  p.   Code of Ethics.^

         -----------------

                  * Previously filed with Pre-effective Amendment Number 1. ^ Previously filed with Pre-effective Amendment Number 2. # Previously filed with Pre-effective Amendment Number 3.

Item 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
            -------------------------------------------------------------

The  following   diagram   indicates  the  persons  under  common  control  with
Registrant, all of which are incorporated in New York.

         Ronald Baron

                controls :       Baron Capital Group, Inc.

         and owns 100% of:       Baron Capital, Inc.
                                 BAMCO, Inc.
                                 Baron Capital Management, Inc.

Baron Capital, Inc. serves as distributor of Registrant's shares and performs brokerage services for Registrant. BAMCO, Inc. serves as investment adviser to Registrant. Baron Capital Management, Inc. is an affiliated investment adviser. All of the above corporate entities file consolidated financial statements. Ronald Baron, Chairman and CEO of Registrant, is the controlling shareholder of Baron Capital Group, Inc. and serves as Chairman and CEO of all the above entities.

Item 25.    INDEMNIFICATION
            ---------------

Article IV of Registrant's Declaration of Trust states as follows:

     Section 4.1      No Personal Liability of Shareholders, Trustees, etc.
                      -----------------------------------------------------
No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Series Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the general corporation law of the State of Delaware. No Trustee, officer, employee or agent of the Trust or any Series of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, other than the Trust or the respective Series or the Shareholders, in connection with Series Property or the affairs of the Trust or the respective Series, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Series Property of the affected Series for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception regarding Trustees and officers, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 4.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

     Section 4.2      MANDATORY INDEMNIFICATION.  The Trust hereby agrees,
                      -------------------------
solely out of the assets of the affected Series, to indemnify each Person who at any time serves as Trustee or officer of the Trust (each such Person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this Article IV by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or the respective Series of the Trust and furthermore, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any Person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or
(iv) reckless disregard of the duties involved in the conduct of his position. Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was (1) authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a Person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any Person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

            (b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (2) in the absence of such a decision, by (i) a majority vote of a quorum (being one-third of such Trustees) of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (ii) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion conclude that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

            (c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (1) the indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so directs, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

            (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he or she may be lawfully entitled.

            (e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority, solely out of the assets of the affected Series, to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent as corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons provided that such indemnification has been approved by a majority of the Trustees.

     Section 4.3     NO DUTY OF INVESTIGATION; NOTICE IN TRUST INSTRUMENTS, ETC.
                     -----------------------------------------------------------
No purchaser, lender, transfer agent or other Person dealing with the Trustees or with any officer, employee or agent of the Trust or any Series of the Trust or Class thereof shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust or any Series of the Trust, and every other act or thing whatsoever executed in connection with the Trust or any Series of the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Series Property, the Shareholders of each Series, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

     Section 4.4      Reliance on Experts, etc.  Each Trustee and officer or
                      ------------------------
employee of the Trust or any Series of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust or any Series of the Trust or Class thereof, upon an opinion of counsel, or upon reports made to the Trust or any Series thereof by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or other expert may also be a Trustee.

As used in this Section 4.3, a "Disinterested Non-Party Trustee" is one who is not (i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.


Item 26.    BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER
            ---------------------------------------------------

The business and other connections of BAMCO, Inc. are summarized under "Management of the Fund" in the Prospectus constituting Part A of the Registration Statement, which summary is incorporated herein by reference.

The business and other connections of the officers and directors of BAMCO, Inc. are currently listed in the investment adviser registration on Form ADV for BAMCO, Inc. (File No. 801-29080) and are incorporated herein by reference.


Item 27.    PRINCIPAL UNDERWRITERS
            ----------------------

            (a)  Baron Capital Funds Trust and Baron Asset Fund

            (b)


      (1)                                       (2)                                   (3)

                                          POSITIONS AND                          POSITIONS AND
NAME AND PRINCIPAL                        OFFICES WITH                           OFFICES WITH
BUSINESS ADDRESS                          UNDERWRITER                            REGISTRANT
------------------                        --------------------                   ------------------

Ronald Baron                              Director,                              Trustee,
767 Fifth Avenue                          Chairman, CEO and                      Chairman, CEO
New York, N.Y. 10153                      CIO                                    CIO and Portfolio
                                                                                 Manager

Susan Robbins                             Director and Vice President            Vice President
767 Fifth Avenue
New York, N.Y. 10153

Morty Schaja                              Director, President                    Trustee, President
767 Fifth Avenue                          and COO                                and COO
New York, N.Y. 10153

Clifford Greenberg                        Director and Vice President            Executive Vice
767 Fifth Avenue                                                                 President
New York, N.Y. 10153                                                             and Portfolio
                                                                                 Manager

Peggy Wong                                Treasurer and CFO                      Treasurer and CFO
767 Fifth Avenue
New York, N.Y. 10153

Mitchell J. Rubin                         Vice President                         Vice President
767 Fifth Avenue                                                                 and Portfolio
New York, N.Y. 10153                                                             Manager

Linda S. Martinson                        Secretary, Vice President              Trustee, Vice
767 Fifth Avenue                          and General Counsel                    President, General
New York, N.Y. 10153                                                             Counsel and
                                                                                 Secretary

David Kaplan                              Vice President                         None
767 Fifth Avenue
New York, N.Y. 10153


                                          POSITIONS AND                          POSITIONS AND
NAME AND PRINCIPAL                        OFFICES WITH                           OFFICES WITH
BUSINESS ADDRESS                          UNDERWRITER                            REGISTRANT
------------------                        --------------------                   ------------------

David Schneider                           Vice President                         None
767 Fifth Avenue
New York, N.Y. 10153

Matt Kelly                                Vice President                         None
767 Fifth Avenue
New York, N.Y. 10153

Andrew Peck                               Vice President                         None
767 Fifth Avenue
New York, N.Y. 10153


            (c) Inapplicable.


Item 28.    LOCATION OF ACCOUNTS AND RECORDS
            --------------------------------

Certain accounts, books and other documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained at the offices of the Registrant, BAMCO, Inc. and Baron Capital, Inc., 767 Fifth Avenue, New York, NY 10153. Records relating to the duties of the Registrant's transfer agent are maintained by DST Systems, Inc., 330 West 9th Street, Poindexter 1, Kansas City, MO 64105 and of the
Registrant's custodian are maintained by The Bank of New York, 100 Church Street, New York, N.Y. 10286.

Item 29.    MANAGEMENT SERVICES
            -------------------

Inapplicable.


Item 30.    UNDERTAKINGS
            ------------

The Registrant undertakes to file an amendment to the Registration which includes financial statements (which need not be certified) within four to six months from the effective date of Registrant's 1933 Act Registration Statement. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES
                                   ----------

Pursuant to the requirement of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this Amendment Number 1 to the post-effective registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and the State of New York on the 28th day of May, 2003.

                       BARON SELECT FUNDS



                       By: /s/ Ronald Baron
                          ------------------------------------
                               Ronald Baron, Chairman and CEO

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment No. 1 to the registration statement has been signed below by the following person in the capacities and on the dates indicated.


SIGNATURES                  TITLE                            DATE
----------------            -----------------                ------------------

s/ Ronald Baron             Chairman, CEO                    May 28, 2003
---------------             & Trustee
   Ronald Baron

*s/ Raymond Noveck          Trustee                          May 28, 2003
------------------
    Raymond Noveck

s/ Linda S. Martinson       Secretary, Vice President        May 28, 2003
---------------------       General Counsel & Trustee
   Linda S. Martinson

s/ Peggy Wong               Treasurer (Principal             May 28, 2003
-------------               Financial & Accounting Officer)
   Peggy Wong

*s/ Norman S. Edelcup       Trustee                          May 28, 2003
---------------------
    Norman S. Edelcup

*s/ Charles N. Mathewson    Trustee                          May 28, 2003
------------------------
    Charles N. Mathewson

*s/ Harold Milner           Trustee                          May 28, 2003
-----------------
    Harold Milner

*s/ David A. Silverman      Trustee                          May 28, 2003
----------------------
    David A. Silverman

SIGNATURES                  TITLE                            DATE
----------------            -----------------                ------------------

s/ Morty Schaja             President, Chief Operating       May 28, 2003
----------------            Officer & Trustee
   Morty Schaja



*By: /s/ Linda S. Martinson
     ----------------------
         Linda S. Martinson
         Attorney-in-fact pursuant to a power of attorney previously filed.


Dated: May 28, 2003